                           FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                 Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of August 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of September 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in
          respect of Class A Certificates, per $1,000
          original certificate principal amount                            4.58
                                                                      ---------
     (2)  The amount of the distribution set forth in
          paragraph 1 above in 4.58% respect of
          interest on the Class A Certificates, per
          $1,000 original certificate principal amount                     4.58
                                                                      ---------
     (3)  The amount of the distribution set forth in
          paragraph 1 above in 4.58% respect of
          principal of the Class A Certificates, per
          $1,000 original certificate principal amount                     0.00
                                                                      ---------
B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs 0.00%

     (1)  The amount of Class A Investor Charge Offs                       0.00
                                                                      ---------
     (2)  The amount of Class A Investor Charge Offs
          set forth in paragraph 1 0.00% above, per
          $1,000 original certificate principal amount                     0.00
                                                                      ---------
     (3)  The total amount reimbursed in respect of
          Class A Investor Charge Offs 0.00%                               0.00
                                                                      ---------
     (4)  The amount set forth in paragraph 3 above,
          per $1,000 original 0.00% certificate
          principal amount                                                 0.00
                                                                      ---------
     (5)  The amount, if any, by which the outstanding
          principal balance of the 0.00% Class A
          Certificates exceeds the Class A Invested
          Amount after giving effect to all
          transactions on such Distribution Date                           0.00
                                                                      ---------
C) Information regarding distributions in respect of the Class B Certificates, 0.00% per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in
          respect of Class B Certificates, per $1,000
          original certificate principal amount                            4.72
                                                                      ---------
     (2)  The amount of the distribution set forth in
          paragraph 1 above in 4.72% respect of
          interest on the Class B Certificates, per
          $1,000 original certificate principal amount                     4.72
                                                                      ---------
     (3)  The amount of the distribution set forth in
          paragraph 1 above in 4.72% respect of
          principal of the Class B Certificates, per
          $1,000 original certificate principal amount                     0.00
                                                                      ---------
D) Amount of reductions in Class B Invested Amount pursuant to clauses 0.00% (c), (d), and (e) of the definition of Class B Invested Amount

     (1)  The amount of reductions in Class B Invested
          Amount pursuant to clauses (c), (d), and (e)
          of the definition of Class B Invested Amount                     0.00
                                                                      ---------
     (2)  The amount of reductions in the Class B
          Invested Amount set forth 0.00% in paragraph
          1 above, per $1,000 original certificate
          principal amount                                                 0.00
                                                                      ---------
     (3)  The total amount reimbursed in respect of
          such reductions in the 0.00% Class B Invested
          Amount                                                           0.00
                                                                      ---------
     (4)  The amount set forth in paragraph 3 above,
          per $1,000 original 0.00% certificate
          principal amount                                                 0.00
                                                                      ---------
     (5)  The amount, if any, by which the outstanding
          principal balance of the 0.00% Class B
          Certificates exceeds the Class B Invested
          Amount after giving effect to all
          transactions on such Distribution Date                           0.00
                                                                      ---------



               Green Tree Financial Corporation, as Servicer

               By: /s/ Phyllis A. Knight
                  --------------------------------------
                  Name:  Phyllis A. Knight
                  Title: Sr. Vice President and Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                             1,594,349,661.85
                                                                          ----------------
Removed Principal Receivables:                                                        0.00
                                                                          ----------------
Additional Principal Receivables:                                                     0.00
                                                                          ----------------
End of the Month Principal Receivables:                                   1,599,216,066.22
                                                                          ----------------
End of the Month Total Receivables:                                       1,599,216,066.22
                                                                          ----------------

Excess Funding Account Balance                                                        0.00
                                                                          ----------------
Aggregate Invested Amount (all Master Trust Series)                       1,493,000,000.00
                                                                          ----------------

End of the Month Transferor Amount                                           24,163,935.97
                                                                          ----------------

DELINQUENCIES AND LOSSES ---
                                                                        RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                      1,433,407.45
                                                                          ----------------
   61-90 Days Delinquent                                                        638,188.38
                                                                          ----------------
   90+ Days Delinquent                                                        1,117,342.51
                                                                          ----------------

   Total 30+ Days Delinquent                                                  3,188,938.34
                                                                          ----------------


Defaulted Accounts During the Month                                                   0.00
                                                                          ----------------


INVESTED AMOUNTS ---

Class A Initial Invested Amount                        440,000,000.00
                                                       --------------
Class B Initial Invested Amount                         22,500,000.00
                                                       --------------
Class C Initial Invested Amount                         21,249,451.00
                                                       --------------
Class D Initial Invested Amount                         16,250,549.00
                                                       --------------
INITIAL INVESTED AMOUNT                                                     500,000,000.00
                                                                          ----------------

Class A Invested Amount                                440,000,000.00
                                                       --------------
Class B Invested Amount                                 22,500,000.00
                                                       --------------
Class C Invested Amount                                 21,249,451.00
                                                       --------------
Class D Invested Amount                                 16,250,549.00
                                                       --------------
INVESTED AMOUNT                                                             500,000,000.00
                                                                          ----------------

Class A Adjusted Invested Amount                       440,000,000.00
                                                       --------------
Class B Adjusted Invested Amount                        22,500,000.00
                                                       --------------
Class C Invested Amount                                 21,249,451.00
                                                       --------------
Class D Invested Amount                                 27,657,968.09
                                                       --------------
ADJUSTED INVESTED AMOUNT                                                    511,407,419.09
                                                                          ----------------

MONTHLY SERVICING FEE                                                           852,345.70
                                                                          ----------------

INVESTOR DEFAULT AMOUNT                                                               0.00
                                                                          ----------------


SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                  33.49%
                                                                          ----------------
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                        4,556,604.49
                                                                          ----------------
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                                0.00
                                                                          ----------------
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                              0.00
                                                                          ----------------


SERIES 1998-2 MONTHLY FEES                                                      852,345.70
                                                                          ----------------
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                               142,328,739.46
                                                                          ----------------
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                     20,456,296.76
                                                                          ----------------
FLOATING ALLOCATION PERCENTAGE                                                       32.08%
                                                                          ----------------

INVESTOR FINANCE CHARGE COLLECTIONS                                           4,327,964.99
                                                                          ----------------
INVESTOR DEFAULT AMOUNT                                                               0.00
                                                                          ----------------
PRINCIPAL ALLOCATION PERCENTAGE                                                      32.08%
                                                                          ----------------
AVAILABLE PRINCIPAL COLLECTIONS                                             134,687,271.97
                                                                          ----------------

CLASS A FLOATING ALLOCATION                                                          27.60%
                                                                          ----------------
CLASS A REQUIRED AMOUNT                                                               0.00
                                                                          ----------------

CLASS B FLOATING ALLOCATION                                                           1.41%
                                                                          ----------------
CLASS B REQUIRED AMOUNT                                                               0.00
                                                                          ----------------

CLASS C FLOATING ALLOCATION                                                           1.33%
                                                                          ----------------
CLASS D FLOATING ALLOCATION                                                           1.73%
                                                                          ----------------

TOTAL EXCESS SPREAD                                                           2,190,174.35
                                                                          ----------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                        7.74%
                                                       --------------
Base Rate (Prior Month)                                           N/A
                                                       --------------
Base Rate (Two Months Ago)                                        N/A
                                                       --------------
THREE MONTH AVERAGE BASE RATE                                                         2.58%
                                                                          ----------------

Series Adjusted Portfolio Yield (Current Month)                 10.16%
                                                       --------------
Series Adjusted Portfolio Yield (Prior Month)                     N/A
                                                       --------------
Series Adjusted Portfolio Yield (Two Months Ago)                  N/A
                                                       --------------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO YIELD                                   3.39%
                                                                          ----------------

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                         27.60%
                                                                          ----------------
   Class A Principal Collections                       115,880,993.22
                                                       --------------

CLASS B PRINCIPAL PERCENTAGE                                                          1.41%
                                                                          ----------------
   Class B Principal Collections                         5,925,732.61
                                                       --------------

CLASS C PRINCIPAL PERCENTAGE                                                          1.33%
                                                                          ----------------
   Class C Principal Collections                         5,596,380.65
                                                       --------------

CLASS D PRINCIPAL PERCENTAGE                                                          1.73%
                                                                          ----------------
   Class D Principal Collections                         7,284,165.48
                                                       --------------

AVAILABLE PRINCIPAL COLLECTIONS                        134,687,271.97
                                                       --------------

REALLOCATED PRINCIPAL COLLECTIONS                                                    $0.00
                                                                          ----------------

SERIES 1998-2 PRINCIPAL SHORTFALL                                                    $0.00
                                                                          ----------------

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                    $0.00
                                                                          ----------------
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                  $0.00
                                                       --------------
Deficit Controlled Accumulation Amount                          $0.00
                                                       --------------


CONTROLLED DEPOSIT AMOUNT                                       $0.00
                                                       --------------

PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00
                                                       --------------

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER
PRINCIPAL SHARING SERIES                               134,687,271.97
                                                       --------------
INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                    $0.00
                                                       --------------
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
BY PRINCIPAL PAYMENTS)                                 --------------


REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                    $0.00
THAN BY PRINCIPAL PAYMENTS)                            --------------


REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                    $0.00
THAN BY PRINCIPAL PAYMENTS)                            --------------


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                         $0.00
                                                       --------------
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED          $0.00
                                                       --------------
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED          $0.00
                                                       --------------
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED          $0.00
                                                       --------------


               Green Tree Financial Corporation, as Servicer

               By: /s/ Phyllis A. Knight
                  --------------------------------------
                  Name:  Phyllis A. Knight
                  Title: Sr. Vice President and Treasurer